Exhibit 10.3

EXECUTION VERSION

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 5, 2020, by and among Genco Shipping & Trading Limited, a company incorporated under the laws of the Republic of the Marshall Islands (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and Nordea Bank ABP, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) and Security Agent (in such capacity, the “Security Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Security Agent and the Lenders party thereto are party to that certain Amended and Restated Credit Agreement, dated as of February 28, 2019 (as amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 28, 2019, that certain Second Amendment to Credit Agreement, dated as of November 5, 2019, that certain Letter Amendment to Amended and Restated Credit Agreement, dated as of April 29, 2020, and as further amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement.

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend certain provisions of  the Credit Agreement as herein provided.

NOW, THEREFORE, it is agreed:

I.          Amendments to Credit Agreement.

1.         Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Technical Manager” appearing therein in its entirety to read as follows:

““Technical Manager” shall mean any of Anglo-Eastern Shipmanagement, Synergy Group, Vships USA LLC and Wallem Ship Management Limited, or any Affiliates of the foregoing which provide such technical management services, or one or more other technical managers selected by the Borrower and reasonably acceptable to the Required Lenders.”

2.         Section 4.02(b)(ii)(2) of the Credit Agreement is hereby amended by deleting each reference to “180” appearing therein and substituting “360” in lieu thereof.

II.        Miscellaneous Provisions.

1.         In order to induce the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth

Amendment Effective Date (as defined below) after giving effect to this Fourth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2.         This Fourth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement and the other Credit Documents or any of the other instruments or agreements referred to therein except as set forth herein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Security Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Fourth Amendment.

3.         This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.         THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.         This Fourth Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) when:

(i)         the Borrower, the Subsidiary Guarantors and the Lenders constituting Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of email) the same to White & Case LLP, 1221 Avenue of the Americas, New York, NY 10036; Attention: Evan Rahn (email: evan.rahn@whitecase.com); and

(ii)       the Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses incurred in connection with the Fourth Amendment and the other Credit Documents (including, without limitation, the reasonable fees and expenses of White & Case LLP).

6.         From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby. From and after the Fourth Amendment Effective Date, this Fourth Amendment shall for all purposes constitute a Credit Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

GENCO SHIPPING & TRADING LIMITED, as the Borrower

By:	/s/ Apostolos Zafolias
Name: Apostolos Zafolias
Title: Chief Financial Officer

[Signature page to Genco Fourth Amendment]

GENCO RAPTOR LLC,
GENCO THUNDER LLC,
GENCO CAVALIER LLC,

each as a Subsidiary Guarantor

By:	/s/ Apostolos Zafolias
	Name:	Apostolos Zafolias
	Title:	Manager and Chief Financial Officer

BALTIC TRADING LIMITED,
GENCO HOLDINGS LIMITED,

each as a Subsidiary Guarantor

By:	/s/ Apostolos Zafolias
	Name:	Apostolos Zafolias
	Title:	Chief Financial Officer

GENCO INVESTMENTS LLC,
By:	Genco Shipping & Trading Limited, its Sole
Member,
as a Subsidiary Guarantor

By:	/s/ Apostolos Zafolias
	Name:	Apostolos Zafolias
	Title:	Chief Financial Officer and Executive Vice President, Finance

[Signature page to Genco Fourth Amendment]

BALTIC BEAR LIMITED	GENCO CHAMPION LIMITED
BALTIC BREEZE LIMITED	GENCO CHARGER LIMITED
BALTIC COUGAR LIMITED	GENCO CLAUDIUS LIMITED
BALTIC COVE LIMITED	GENCO COMMODUS LIMITED
BALTIC FOX LIMITED	GENCO CONSTANTINE LIMITED
BALTIC HARE LIMITED	GENCO HADRIAN LIMITED
BALTIC HORNET LIMITED	GENCO HUNTER LIMITED
BALTIC JAGUAR LIMITED	GENCO LANGUEDOC LIMITED
BALTIC LEOPARD LIMITED	GENCO LOIRE LIMITED
BALTIC LION LIMITED	GENCO LONDON LIMITED
BALTIC MANTIS LIMITED	GENCO LORRAINE LIMITED
BALTIC PANTHER LIMITED	GENCO MARE LIMITED
BALTIC SCORPION LIMITED	GENCO MAXIMUS LIMITED
BALTIC TIGER LIMITED	GENCO NORMANDY LIMITED
BALTIC WASP LIMITED	GENCO OCEAN LIMITED
BALTIC WIND LIMITED	GENCO PICARDY LIMITED
BALTIC WOLF LIMITED	GENCO PREDATOR LIMITED
GENCO AQUITAINE LIMITED	GENCO PROVENCE LIMITED
GENCO ARDENNES LIMITED	GENCO PYRENEES LIMITED
GENCO AUGUSTUS LIMITED	GENCO RHONE LIMITED
GENCO AUVERGNE LIMITED	GENCO SPIRIT LIMITED
GENCO AVRA LIMITED	GENCO TIBERIUS LIMITED
GENCO BAY LIMITED	GENCO TITUS LIMITED
GENCO BOURGOGNE LIMITED	GENCO WARRIOR LIMITED
GENCO BRITTANY LIMITED
GENCO CHALLENGER LIMITED

each as a Subsidiary Guarantor

By:	/s/ Apostolos Zafolias
Name:	Apostolos Zafolias
Title:	Director and Vice President

[Signature page to Genco Fourth Amendment]

NORDEA BANK ABP, NEW YORK BRANCH, individually, as Administrative Agent, Security Agent and a Lender

By:	/s/ Oddbjørn Warpe
	Name:	Oddbjørn Warpe
	Title:	Executive Director

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Managing Director

[Signature page to Genco Fourth Amendment]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender

By:	/s/ Arne Juell-Skielse		/s/ Olof Kajerdt
	Name:	Arne Juell-Skielse	Olof Kajerdt
Title:

[Signature page to Genco Fourth Amendment]

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Maria Fahey
	Name:	Maria Fahey
	Title:	Director

By:	/s/ Amit Wynalda
	Name:	Amit Wynalda
	Title:	Executive Director

[Signature page to Genco Fourth Amendment]

DEUTSCHE BANK AG FILIALE
DEUTSCHLANDGESCHÄFT, as a Lender

By:	/s/ Tilman Stein
	Name:	Tilman Stein
	Title:	Director

By:	/s/ Scheller
	Name:	Scheller
	Title:	Director

[Signature page to Genco Fourth Amendment]

DANISH SHIP FINANCE A/S, as a Lender

By:	/s/ Flemming Møller
	Name:	Flemming Møller
	Title:	EVP

By:	/s/ Ole Stærgaard
	Name:	Ole Stærgaard
	Title:	Senior Relationship Manager

[Signature page to Genco Fourth Amendment]

CTBC BANK CO. LTD., as a Lender

By:	/s/ Ting Chen
	Name:	Ting Chen
	Title:	Senior Vice President

By:
Name:
Title:

[Signature page to Genco Fourth Amendment]